UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant
as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of
Incorporation)

333-130051	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue,
New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Entry Into Marketing Agent Agreement

     On May 19, 2008, JPMorgan Chase & Co. (“JPMorgan”) and First Trust Portfolios L.P. (“First Trust”) entered into a Marketing Agent Agreement, under which First Trust will provide assistance with respect to the marketing of the KEYnote Exchange Traded Notes Linked to the First Trust Enhanced 130/30 Large Cap Index (the “Notes”). The Notes were registered by JPMorgan pursuant to an automatic shelf registration statement on Form S-3ASR (SEC File No. 333-130051) filed with the Securities and Exchange Commission. The Marketing Agent Agreement is filed as Exhibit 1.1 hereto, and is incorporated into this report and into the Registration Statement on Form S-3ASR (SEC File No. 333-130051) of JPMorgan Chase & Co. (the “Registrant”) by reference.

Item 9.01. Financial Statements and Exhibits

     (d) Exhibits

     The following Exhibit is incorporated by reference into the Registration Statement on Form S-3ASR (SEC File No. 333-130051) of the Registrant as an exhibit thereto and is filed as part of this Current Report.

Exhibit Number
Description
1.1	Marketing Agent Agreement, dated as of May 19, 2008, among JPMorgan Chase & Co., as issuer, and First Trust Portfolios L.P., as Marketing Agent.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

	By:	/s/ Anthony J. Horan

Name: Anthony J. Horan
Title: Corporate Secretary

Dated: May 21, 2008

EXHIBIT INDEX

Exhibit Number
Description
1.1	Marketing Agent Agreement, dated as of May 19, 2008, among JPMorgan Chase & Co., as issuer, and First Trust Portfolios L.P., as Marketing Agent.